Exhibit 21.1
SUBSIDIARIES OF THE COMPANY
February 20, 2009
Ownership

ALABAMA
SCI Funeral Services, LLC (Iowa LLC) Alabama subsidiary
SCI Alabama Funeral Services, LLC	100%
SCI Georgia Funeral Services, Inc. (DE Corp) Alabama subsidiary
ECI Alabama Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Alabama subsidiary
Advanced Planning (Alabama), Inc.	100%

ALASKA
SCI Funeral Services, LLC (Iowa LLC) Alaska subsidiary
SCI Alaska Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Alaska subsidiary
Alderwoods (Alaska), Inc.	100%

ARIZONA
SCI Funeral Services, LLC (Iowa LLC) Arizona subsidiary
SCI Arizona Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Arizona subsidiary
Alderwoods (Arizona), Inc.	55.00%
Osiris Holding Corporation (DE Corp) Arizona subsidiary
Alderwoods (Arizona), Inc.	45.00%
Phoenix Memorial Park Association	100%

ARKANSAS
SCI Funeral Services, LLC (Iowa LLC) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Arkansas subsidiary
Kelley Funeral Home, Inc.	100%
Alderwoods Group, LLC (DE LLC) Arkansas subsidiary
Alderwoods (Arkansas), Inc.	100%

CALIFORNIA
SCI Funeral Services, LLC (Iowa LLC) California subsidiaries
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) California subsidiary
SCI Western Market Support Center, Inc.	100%
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) California subsidiaries
Cooley & Riolo Mortuary, Inc.	100%
Thompson Funeral Home, Inc.	100%
WFG — Fuller Funerals, Inc.	100%

Wilson — Bannon Mortuary, Inc.	100%
Wilson Camellia Memorial Lawn, Inc.	100%
Alderwoods Group, LLC (DE LLC) California subsidiaries
Alderwoods Group (California), Inc.	100%
Advance Funeral Insurance Services	100%
Alderwoods (Texas), Inc.	100%
Directors Succession Planning, Inc.	100%
Directors Succession Planning II, Inc.	100%
Earthman Holdings, Inc. (TX Corp) California subsidiary
Earthman LP, Inc.	100%
Rose Hills Holdings Corp. (DE Corp)
Rose Hills Company (DE Corp) California subsidiary
RH Mortuary Corporation	100%
RH Cemetery Corp. (DE Corp) California subsidiary
Workman Mill Investment Company	100%
DSP General Partner, Inc. (TX Corp) California subsidiary
DSP General Partner II, Inc.	100%
S & H Properties and Enterprises, Inc. (WA Corp) California subsidiaries
Universal Memorial Centers V, Inc.	100%
Universal Memorial Centers VI, Inc.	100%

COLORADO
SCI Funeral Services, LLC (Iowa LLC) Colorado subsidiary
SCI Colorado Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Colorado subsidiary
Alderwoods (Colorado), Inc.	100%

CONNECTICUT
SCI Funeral Services, LLC (Iowa LLC) Connecticut subsidiary
SCI Connecticut Funeral Services, LLC	100%
Alderwoods Group, LLC (DE LLC) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	51.80%
Alderwoods (New York), Inc. (NY Corp) Connecticut subsidiary
Alderwoods (Connecticut), Inc.	48.20%

DELAWARE
BestHalf.com, Inc.	80%
Christian Funeral Services, Inc.	100%
SCI Funeral Services, LLC (Iowa LLC)
Affiliated Family Funeral Service, Inc. (MA Corp) Delaware subsidiaries
ECI — Rapino Memorial Home, Inc.	49%
ECI Services of Maine, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
ECI Services of South Dakota, Inc.	100%
ECI Services of Vermont, Inc.	100%
Lake View Management Company, Inc.	100%
Memorial Guardian Plans, Inc.	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital Corporation	100%
California Cemetery and Funeral Services, LLC	95%
SCI Georgia Funeral Services, Inc.	100%
ECI Alabama Services, LLC (AL LLC) Delaware subsidiary
ECI — Chapel Hill, Inc.	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%

SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%
SCI Pennsylvania Funeral Services, Inc.(PA Corp)Delaware subsidiary
Saul — Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, Inc.	100%
CemCare, Inc.	100%
PSI Funding, Inc.	100%
SCI Virginia Funeral Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC	100%
Salvatore Air Transportation Corp.	100%
SCI Executive Services, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C.	80%
SCI Investment Services, Inc.	100%
SCI International Limited	100%
Kenyon International Emergency Services, Inc.	30%
SCI Cerberus, LLC	100%
Service Corporation International (Canada) Limited (CAN Corp) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Special, Inc.	100%
SCI Administrative Services, LLC — General Partner of	100%
SCI Management L.P.	1%
Remembrance Memorial Traditions, LLC — Limited Partner of	100%
SCI Management L.P.	99%
Dignity Memorial Network, Inc.	100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative,Inc.	25%
SCI Houston Hub, Inc. (TX Corp)
SCI Houston Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	25%
SCI Capital Corporation	100%
Piney Grove, LLC	100%
Stormy Sky, LLC	100%
Investment Capital Corporation (TX Corp) Delaware subsidiary
Wilson Financial Group, Inc.	53.30%
Amistad Corporation	100%
Wilson Holdings, Inc. (TX Corp) Delaware subsidiary
M.J. Edwards Hillside Chapel, Inc.	100%
Alderwoods Group, LLC	100%
Administration Services, Inc.	100%
Alderwoods (Alabama), Inc.	100%
Alderwoods (Commissioner), Inc.	100%
Alderwoods (Delaware), Inc.	100%
Alderwoods (Mississippi), Inc.	100%
Alderwoods Life Insurance Group, Inc.	100%
American Burial and Cremation Centers, Inc.	100%
H. P. Brandt Funeral Home, Inc.	100%
Osiris Holding Corporation	100%
Rose Hills Holdings Corp.	100%
Rose Hills Company	100%
RH Cemetery Corp.	100%
Alderwoods (Partner), Inc. (KY Corp) General Partner of
Alderwooods (Texas), L.P.	1.00%

Alderwoods (Texas), Inc. (CA Corp) Limited Partner of
Alderwoods (Texas), L.P.	73.42%
Earthman Holdings, Inc. (TX Corp)
Earthman LP, Inc. (CA Corp) Limited Partner of
Alderwoods (Texas), L.P.	25.58%
DSP General Partner, Inc. (TX Corp) General Partner of
Directors (Texas), L.P.	1.00%
DSP General Partner II, Inc. (CA Corp) Limited Partner of
Directors (Texas), L.P.	38.23%
Directors Succession Planning, Inc. (CA Corp)
Directors Succession Planning II, Inc. (CA Corp) Limited Partner of
Directors (Texas), L.P.	60.77%

DISTRICT OF COLUMBIA
SCI Funeral Services, LLC (Iowa LLC) DC subsidiaries
Joseph Gawler’s Sons, LLC	100%
Witzke Funeral Homes, Inc.	100%
FLORIDA
SCI Funeral Services, LLC (Iowa LLC) Florida subsidiaries
SCI Funeral Services of Florida, Inc.	100%
Florida Marker, LLC	100%
Fountainhead Memorial Park, LLC	100%
WPALM, Inc.	100%
MR Advertising Agency, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Florida subsidiary
A.B. Coleman Mortuary, Inc.	100%
Holmes Funeral Directors, Inc.	100%
Alderwoods Group, LLC (DE LLC) Florida subsidiaries
Garden Sanctuary Acquisition, Inc.	100%
RG Memorial Chapels, Inc.	100%
MHI Group, Inc.	100%
Funeral Services Acquisition Group, Inc.	100%
Security Trust Plans, Inc.	100%
Naples Memorial Gardens, Inc.	100%
Osiris Holding Corporation (DE Corp) Florida subsidiary
Osiris Holding of Florida, Inc.	100%
Alderwoods (Minnesota), Inc. (MN Corp) Florida subsidiaries
Coral Ridge Funeral Home and Cemetery, Inc.	100%
Kadek Enterprises of Florida, Inc.	100%

GEORGIA
SCI Funeral Services, LLC (Iowa LLC) Georgia subsidiaries
SCI Georgia Funeral Services, Inc. (DE Corp) Georgia subsidiaries
ECI Cemetery Services of Georgia, LLC	100%
SCI Georgia Land, Inc.	100%
Parkhill Cemetery, Inc.	100%
Alderwoods Group, LLC (DE LLC) Georgia subsidiaries
Advanced Planning of Georgia, Inc.	100%
Alderwoods (Georgia) Holdings, Inc.	100%
Southeastern Funeral Homes, Inc.	100%
Alderwoods (Georgia), Inc.	37.00%

Carothers Holding Company, Inc. (NC Corp) Georgia subsidiary
Alderwoods (Georgia), Inc.	55.00%
Poteet Holdings, Inc.	100%
Alderwoods (Georgia), Inc.	8.00%

HAWAII
SCI Funeral Services, LLC (Iowa LLC) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd.	100%

IDAHO
Alderwoods Group, LLC (DE LLC) Idaho subsidiary
Alderwoods (Idaho), Inc.	100%

ILLINOIS
SCI Funeral Services, LLC (Iowa LLC) Illinois subsidiary
SCI Illinois Services, Inc.	100%
Lake View Memorial Gardens, Inc.	100%
Alderwoods Group, LLC (DE LLC) Illinois subsidiaries
Alderwoods (Illinois), Inc.	100%
Alderwoods (Chicago Central), Inc.	100%
Woodlawn Memorial Park, Inc.	100%
Chapel Hill Memorial Gardens & Funeral Home Ltd.	100%
Chicago Cemetery Corporation	100%
Mount Auburn Memorial Park, Inc.	100%
Alderwoods (Chicago North), Inc.	43.65%
RG Memorial Chapels, Inc. (FL Corp) Illinois subsidiary
Alderwoods (Chicago North), Inc.	56.25%
Pineview Memorial Park, Inc.	100%
Ridgewood Cemetery Company, Inc.	100%
Ruzich Funeral Home, Inc.	100%
Woodlawn Cemetery of Chicago, Inc.	100%
Osiris Holding Corporation (DE Corp) Illinois subsidiary
Elmwood Acquisition Corporation	100%
Oakwoods Cemetery Association	100%

INDIANA
Alderwoods Group, LLC (DE LLC) Indiana subsidiaries
Advance Planning of America, Inc.	100%
Alderwoods (Indiana), Inc.	88.50%
Alderwoods (Tennessee), Inc. (TN Corp) Indiana subsidiary
Alderwoods (Indiana), Inc.	11.50%

IOWA
SCI Funeral Services, LLC	100%
SCI Iowa Funeral Services, Inc.	100%

KANSAS
SCI Funeral Services, LLC (Iowa LLC) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Kansas subsidiary
Alderwoods (Kansas), Inc.	100%

KENTUCKY
SCI Funeral Services, LLC (Iowa LLC) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%
Alderwoods Group, LLC (DE LLC) Kentucky subsidiaries
Alderwoods (Kentucky), Inc.	99%
Alderwoods (Partner), Inc.	100%

LOUISIANA
SCI Funeral Services, LLC (Iowa LLC) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Louisiana subsidiary
Alderwoods (Louisiana), Inc.	100%
New Orleans Limousine Service, Inc.	100%

MARYLAND
SCI Funeral Services, LLC (Iowa LLC) Maryland subsidiaries
HFH, Inc.	100%
BAMFH, Inc.	100%
Burgee-Henss-Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Danzansky-Goldberg Memorial Chapels, Inc.	100%
Edward Sagel Funeral Direction, Inc.	100%
Fleck Funeral Home, Inc.	100%
Gary L. Kaufman Funeral Home at Meadowridge Memorial Park, Inc.	100%
Gary L. Kaufman Funeral Home Southwest, Inc.	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller-Dippel Funeral Home, Inc.	100%
Moran-Ashton Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling-Ashton-Schwab Funeral Home, Inc.	100%
Sterling-Ashton-Schwab-Witzke Funeral Home of Catonsville, Inc.	100%
SCI Maryland Funeral Services, Inc.	100%
George Washington Cemetery Company, LLC	100%
Alderwoods Group, LLC (DE LLC) Maryland subsidiary
Alderwoods (Maryland), Inc.	100%

MASSACHUSETTS
SCI Funeral Services, LLC (Iowa LLC) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	10%
AFFS North, Inc.	30%
AFFS Norwood, Inc.	40%
AFFS Quincy, Inc.	40%
AFFS South Coast East, Inc.	25%
AFFS South Coast West, Inc.	11%
AFFS West, Inc.	42%
Perlman Funeral Home, Inc.	40%
Stanetsky Memorial Chapels, Inc.	40%
Sullivan Funeral Homes, Inc.	40%
Alderwoods Group, LLC (DE LLC) Massachusetts subsidiaries
Cuffe-McGinn Funeral Home, Inc.	44%
Doane Beal & Ames, Inc.	49%
Ernest A. Richardson Funeral Home, Inc.	49%
Gaffey Funeral Home, Inc.	49%
JCM Holdings, Inc.	49%
Alderwoods (Massachusetts), Inc.	100%
Doba-Haby Insurance Agency, Inc.	100%

MICHIGAN
SCI Funeral Services, LLC (Iowa LLC) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Michigan subsidiary
Alderwoods (Michigan), Inc.	100%
Alderwoods (Delaware), Inc. (DE Corp) Michigan subsidiaries
AMG, Inc.	100%
WMP, Inc.	100%

MINNESOTA
SCI Funeral Services, LLC (Iowa LLC) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Minnesota subsidiary
Alderwoods (Minnesota), Inc.	100%

MISSISSIPPI
SCI Funeral Services, LLC (Iowa LLC) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Mississippi subsidiaries
Family Care, Inc.	100%
Alderwoods (Mississippi), Inc. (DE Corp) Mississippi subsidiaries
Stephens Burial Association, Inc.	100%
Stephens Funeral Benefit Association, Inc.	100%
Stephens Funeral Fund, Inc.	100%
Thweatt Funeral Insurance Company, Inc.	100%

MISSOURI
SCI Funeral Services, LLC (Iowa LLC) Missouri subsidiaries
SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%
Alderwoods Group, LLC (DE LLC) Missouri subsidiary
Alderwoods (Missouri), Inc.	100%

MONTANA
Alderwoods Group, LLC (DE LLC) Montana subsidiary
Alderwoods (Montana), Inc.	100%

NEBRASKA
SCI Funeral Services, LLC (Iowa LLC) Nebraska subsidiary
SCI Nebraska Funeral Services, Inc.	100%

NEVADA
SCI Funeral Services, LLC (Iowa LLC)
SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
SCI Texas Finance Company	100%
Alderwoods Group, LLC (DE LLC) Nevada subsidiary
Alderwoods (Nevada), Inc.	100%

NEW HAMPSHIRE
Alderwoods Group, LLC (DE LLC) New Hampshire subsidiaries
Robert Douglas Goundrey Funeral Home, Inc.	100%
St. Laurent Funeral Home, Inc.	100%
Alderwoods (Massachusetts), Inc. – New Hampshire subsidiary
ZS Acquisition, Inc.	100%

NEW JERSEY

SCI Funeral Services, LLC (Iowa LLC) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc.	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%
NEW MEXICO

SCI Funeral Services, LLC (Iowa LLC) New Mexico subsidiary
SCI New Mexico Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) New Mexico subsidiary
Alderwoods (New Mexico), Inc.	100%
NEW YORK

SCI Funeral Services, LLC (Iowa LLC) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Chas. Peter Nagel Inc.	100%
I. J. Morris, Inc.	100%
New York Funeral Chapels, Inc.	100%
New York Marker, LLC	100%
Thomas M. Quinn & Sons, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.—(DE LP) New York subsidiary
SCI EOps HQ, Inc.	100%
Alderwoods Group, LLC (DE LLC) New York subsidiaries
Alderwoods (New York), Inc.	100%
Northeast Monument Company, Inc.	100%
NORTH CAROLINA

SCI Funeral Services, LLC (Iowa LLC) North Carolina subsidiary
SCI North Carolina Funeral Services, Inc.	100%

SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) N. Carolina subsidiary
Hamilton Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) North Carolina subsidiaries
Alderwoods (North Carolina), Inc.	48.80%
Westminster Gardens, Inc.	100%
Carothers Holding Company, Inc.	100%
Alderwoods (North Carolina), Inc.	50.70%
MFH, L.L.C.	100%
Lineberry Group, Inc.	100%
Alderwoods (North Carolina), Inc.	0.50%
Alderwoods (Georgia) Holdings, Inc. (GA Corp) North Carolina subsidiary
Reeves, Inc.	100%
OHIO

SCI Funeral Services, LLC (Iowa LLC) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)

Wilson Financial Group, Inc. (DE Corp)
Wilson Holdings, Inc. (TX Corp) Ohio subisidiary
Dale Funeral Home, Inc.	90%
Alderwoods Group, LLC (DE LLC) Ohio subsidiaries
Alderwoods (Ohio) Cemetery Management, Inc.	100%
Alderwoods (Ohio) Funeral Home, Inc.	100%
Bennett-Emmert-Szakovits Funeral Home, Inc.	100%
OKLAHOMA

SCI Funeral Services, LLC (Iowa LLC) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Memorial Gardens Association	100%
Rose Hill Burial Park, a Trust	90%
Sunset Memorial Park Cemetery Trust	100%
Memorial Park Association, a Trust Estate	100%
Sunny Lane Cemetery, a Property Trust	100%
Alderwoods Group, LLC (DE LLC) Oklahoma subsidiary
Alderwoods (Oklahoma), Inc.	100%
OREGON

SCI Funeral Services, LLC (Iowa LLC) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%
Alderwoods Group, LLC (DE LLC) Oregon subsidiaries
Alderwoods (Oregon), Inc.	100%
S & H Properties and Enterprises, Inc. (WA Corp) Oregon subsidiaries
Universal Memorial Centers I, Inc.	100%
Universal Memorial Centers II, Inc.	100%
Universal Memorial Centers III, Inc.	100%
PENNSYLVANIA

SCI Funeral Services, LLC (Iowa LLC) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman Funeral Home, Inc.	100%
Ed Melenyzer Co.	100%
Funeral Corporation Pennsylvania	100%
Laughlin Funeral Home, Ltd.	100%
Robert L. Hendricks Funeral Home, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Theo. C. Auman, Inc.	100%
Auman’s, Inc.	100%
Francis F. Seidel, Inc.	100%
Memorial Guardian Plans, Inc.(DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, Inc.	100%
Alderwoods Group, LLC (DE LLC) Pennsylvania subsidiaries
Alderwoods (Pennsylvania), Inc.	100%
Bright Undertaking Company	100%
H. Samson, Inc.	100%
Knee Funeral Home of Wilkinsburg, Inc.	100%
Nineteen Thirty-Five Holdings, Inc.	100%
Osiris Holding Corporation (DE Corp) Pennsylvania subsidiary
Oak Woods Management Company	100%
RHODE ISLAND

SCI Funeral Services, LLC (Iowa LLC) Rhode Island subsidiary
SCI Rhode Island Funeral Services, Inc.	100%

Alderwoods Group, LLC (DE LLC) Rhode Island subsidiary
Alderwoods (Rhode Island), Inc.	100%

SOUTH CAROLINA
SCI Funeral Services, LLC (Iowa Corp) South Carolina subsidiary
SCI South Carolina Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) South Carolina subsidiaries
Alderwoods (South Carolina), Inc.	44.00%
Carothers Holding Company, Inc. (NC Corp) North Carolina subsidiary
Alderwoods (South Carolina), Inc.	56.00%
Alderwoods (Georgia) Holdings, Inc. (GA Corp) North Carolina subsidiary
Graceland Cemetery Development Co.	100%

TENNESSEE
SCI Funeral Services, LLC (Iowa LLC) Tennessee subsidiaries
SCI Tennessee Funeral Services, LLC	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp)
Investment Capital Corporation (TX Corp)
Wilson Financial Group, Inc. (DE Corp) Tennessee subsidiary
Southern Funeral Home, Inc.	100%
Amistad Corporation (DE Corp) Tennessee subsidiary
Franklin-Strickland Funeral Home, Inc.	100%
Wilson Holdings, Inc. (TX Corp) Tennessee subsidiaries
M. J. Edwards & Sons Funeral Home, Inc.	100%
M. J. Edwards-Whitehaven Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) Tennessee subsidiaries
Alderwoods (Tennessee), Inc.	100%
Eagle Financial Associates, Inc.	100%

TEXAS
SCI Funeral Services, LLC (Iowa LLC) Texas subsidiaries
JPH Properties, Inc.	100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
FHC Realty, Inc.	100%
WFG Liquidation Corporation	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
Investment Capital Corporation	100%
Wilson Financial Group, Inc. (DE Corp) Texas subsidiary
Wilson Holdings, Inc.	100%
Carl Barnes Funeral Home, Inc.	100%
Cedar Crest Funeral Home, Inc.	100%
Fuller-Sheffield Funeral Services, Inc.	100%
Lincoln Funeral Home, Inc.	100%
Mainland Funeral Home, Inc.	100%
Morris-Bates Funeral Home, Inc.	100%
Paradise Funeral Home, Inc.	100%
Paradise Investment Corporation	100%
Paradise Cemetery South	100%
Warford-Walker Mortuary, Inc.	100%
WFG-Cristo Rey Funeral Home, Inc.	100%
WFG-Lockwood Funeral Home, Inc.	100%
WFG-Nat Clark, Inc.	100%
Wilson-Lincoln Cemetery, Inc.	100%
Carver Memorial Park, Inc.	100%

SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP)- Texas subsidiaries — Limited Partner of
SCI Eastern Market Support Center, L.P.	99%
SCI Houston Market Support Center, L.P.	99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) — General Partner of
SCI Eastern Market Support Center, L.P.	1%
SCI Houston Hub, Inc.-General Partner of	100%
SCI Houston Market Support Center, L.P.	1%
Alderwoods Group, LLC (DE LLC) Texas subsidiaries
Alderwoods (Texas) Cemetery, Inc.	100%
DSP General Partner, Inc.	100%
Tyler Memorial Funeral Home and Chapel, Inc.	100%
Dunwood Cemetery Service Company	80%
Earthman Holdings, Inc.	100%
HFCC Holdings, Inc.	100%
HFJC Holdings, Inc.	100%
Alderwoods (Texas), Inc. (CA Corp) Texas subsidiary
Funeral Service, Inc.	100%
Directors Succession Planning, Inc. (CA Corp)Texas subsidiary
Directors Cemetery (Texas), Inc.	100%
DRMP Holdings, Inc.	100%
Panola County Restland Memorial Park, Inc.	100%
Directors (Texas), L.P. (DE Limited Partnership) Texas subsidiary
Pioneer Funeral Plans, Inc.	100%
Alderwoods (Georgia) Holdings, Inc. (GA Corp) Texas subsidiary
Waco Memorial Park, Inc.	100%

UTAH
SCI Funeral Services, LLC (Iowa LLC) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Evans & Early Mortuary, LLC	100%
Wasatch Land and Improvement Company	100%

VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) Virginia subsidiary
SCI Virginia Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%
Alderwoods Group, LLC (DE LLC) Virginia subsidiary
Alderwoods (Virginia), Inc.	52.90%
Carothers Holding Company, Inc. (NC Corp) Virginia subsidiary
Alderwoods (Virginia), Inc.	0.50%
Lineberry Group, Inc. (NC Corp) Virginia subsidiary
Alderwoods (Virginia), Inc.	46.60%

WASHINGTON
SCI Funeral Services, LLC (Iowa LLC) Washington subsidiary
SCI Washington Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Washington subsidiaries
Alderwoods (Washington), Inc.	100%
S & H Properties and Enterprises, Inc.	100%
Vancouver Funeral Chapel, Inc.	100%
Evergreen Funeral Home and Cemetery, Inc.	100%
Green Service Corporation	100%

WEST VIRGINIA
SCI Funeral Services, LLC (Iowa LLC) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%
Rosedale Funeral Chapel, Inc.	100%
Alderwoods Group, LLC (DE LLC) West Virginia subsidiary
Alderwoods (West Virginia), Inc.	100%

WISCONSIN
SCI Funeral Services, LLC (Iowa LLC) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%
Alderwoods Group, LLC (DE LLC) Wisconsin subsidiaries
Alderwoods (Wisconsin), Inc.	99%
Osiris Holding Corporation (DE Corp)Wisconsin subsidiary
Alderwoods (Wisconsin), Inc.	1%
Northern Land Company, Inc.	100%

International

BELGIUM
SCI International Limited (DE Corp) Belgium subsidiaries
Camilla Belgium N.V.	100%
Diana Belgium N.V.	100%

BRAZIL
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada	100%

CANADA
Service Corporation International (Canada) Limited——(Federal) — ownership as follows:
SCI International Limited	1	share
ECI Capital Corporation	1	share
SCI Cerberus LLC	8,900	shares
Service Corporation International Canada Funding Limited Partnership	1,098	shares

Service Corporation International (Canada) Limited — (Canada subsidiaries)
SSPI (Canada), Inc. (Federal)	100%
Service Corporation International (Canada) Limited — (U.S. subsidiary)
SCI Funeral & Cemetery Purchasing Cooperative, Inc. (DE Corp)	25%
SCI International Limited (DE Corp) Canada subsidiaries
3056269 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	1%
3056271 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	99%
Alderwoods Group, LLC (DE LLC) Canada subsidiaries
Alderwoods Group Canada Inc.—(Federal)	100%
247663 Alberta Ltd.—(Alberta)	90%
Advance Funeral Planning Ltd.—(Saskatchewan)	100%
Community Crematorium Services Limited—(Saskatchewan)	50%
Gregory’s Williams Lake Funeral Home Ltd.—(British Columbia)	100%
Guayco Investments Inc./Investissements Guayco—(Quebec)	100%
Les Salons Funeraires Guay Inc.—(Quebec)	100%
Jayne’s Funeral Home (1984) Limited—(Nova Scotia)	100%
P. Contu Funeral Chapels Ltd.—(Manitoba)	100%
Nafcanco ULC——(Nova Scotia)	100%

BARBADOS
Alderwoods Group, LLC (DE LLC)
Alderwoods Group Canada Inc. (Ontario Corp) Barbados subsidiaries
Loewen International Holdings Ltd.	100%
Loewen Financial Corporation	100%
Loewen Insurance Holdings Inc.	100%
Loewen Trading Corporation	100%

CAYMAN ISLANDS
SCI International Limited (DE Corp) Cayman Islands subsidiaries
SCI Latin America Ltd	100%
SCI Cayman II Ltd.	100%

GERMANY
SCI International Limited (DE Corp) Germany subsidiaries
SCI D GmbH	100%
Norddeutsche Bestattungsgesellschaft mbH	100%
Bestattungsinstitut Barbel Brand GmbH	100%
Breidenstein Bestattungen GmbH	100%
Thomas Amm GmbH	100%

LUXEMBOURG
SCI International Limited (DE Corp) Luxembourg subsidiary
SCI Luxembourg SARL	100%

MALAYSIA
SCI International Limited (DE Corp) Malaysia subsidiaries
Enlightened Transition Sdn Bhd	100%
Bahua Funeral Services Sdn Bhd	33.33%

PUERTO RICO
Alderwoods Group, LLC (DE LLC) Puerto Rico subsidiary
SCI Puerto Rico Funeral and Cemetery Services, Inc.	100%

SWITZERLAND
SCI International Limited (DE Corp) Switzerland subsidiaries
Osefi Holdings SA	100%

UNITED KINGDOM
SCI Special, Inc.	100%
SCI Administrative Services, LLC (DE LLC) United Kingdom subsidiary
SCI UK Investments Limited	100%
Alderwoods Group, LLC (DE LLC) United Kingdom subsidiary
Alderwoods UK Holdings Ltd.	100%